                                                                   EXHIBIT 10.25

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                        QWEST COMMUNICATIONS CORPORATION
                         CAPACITY AND SERVICES AGREEMENT

     This Capacity and Services Agreement, having Service Agreement No. ___________________, is entered into as of March 31, 1998 (the "EFFECTIVE DATE"), by and between Qwest Communications Corporation, a Delaware corporation ("QWEST"), and Verio Inc. a Delaware corporation ("VERIO").

1.   SERVICES TO BE PROVIDED BY QWEST:

1.1 Qwest shall make available to Verio the telecommunications capacity, and related ancillary services identified in the Service and Pricing Exhibit attached hereto as "EXHIBIT A", which is incorporated by this reference (the "SERVICE AND PRICING EXHIBIT") together with any other services and/or products or facilities that Qwest makes generally available to its customers from time to time (the "SERVICE" or "SERVICES"). Services requested by Verio shall be in the form of the Service Order attached as "EXHIBIT B" to this Agreement, which is incorporated by this reference (hereafter, any such order is a "SERVICE ORDER(S)"). Each Service Order shall reference this Agreement by Service Agreement Number and shall become a part of this Service Agreement when executed by duly authorized representatives of Qwest and Verio.

1.2 Qwest shall be deemed to have accepted on receipt any Service Order submitted by Verio that is (i) complete; (ii) conforms with the terms of this Agreement; (iii) requests services at an (***) level or below; and
     (iv) is within the Network Build Plan attached as "EXHIBIT C" to this Agreement, as such plan may be amended from time to time ("a Permitted Service Order") and, to the extent applicable, the Interval Guidelines set forth in Schedule A-1 to Exhibit A. Qwest shall provide to Verio the Services identified in the Permitted Service Order, in accordance with the terms of the Service Order and this Agreement. In addition to any Permitted Service Order, Verio may submit Service Orders for other Services ("Additional Service Orders"). Qwest reserves the right to reject any Additional Service Order. Any Additional Service Order not rejected by Qwest within five (5) business days of submission shall be deemed to have been accepted by Qwest. Upon acceptance by Qwest of a duly executed Additional Service Order, Qwest shall provide to Verio those Services identified in the Service Order, in accordance with the terms of the Service Order and this Agreement.

1.3 As used herein, the term "Verio" includes Verio, Inc., and any subsidiary or other entity in which Verio, Inc. holds or has the option to acquire at least a twenty percent (20%) ownership interest (each a "Verio Affiliate"). Any Verio Affiliate may order Services subject to the terms and conditions of this Agreement, and all payments to Qwest for such Services by any Verio Affiliate shall be aggregated for the purposes of determining whether the Total Minimum Commitment or any Minimum Annual Purchase ("MAPC") set forth in EXHIBIT A has been satisfied. Verio, Inc. shall remain primarily



                              Qwest Communications
                                       1



Confidential and Proprietary                                Verio Initials:____
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THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



     liable to Qwest for all payments due to Qwest hereunder, irrespective of whether a given Service was ordered by or provided to any Verio Affiliate.

1.4 For purposes of this Agreement, a reference to a "year" means a contract year.

1.5 If Qwest fails to deliver Services ordered under a Permitted Service Order or an accepted Additional Service Order within (***) days of the Availability Date stated in such Service Order, then the charges that would have been payable for such services over the Service Term stated in the Service Order, calculated in accordance with Exhibit A hereof, shall be included for purposes of determining whether Verio has met its MAPC and Total Minimum Commitment for purposes of Exhibit A hereto and at Verio's election:

     (a) Verio shall be entitled to terminate the Service Order or to obtain specific performance of Qwest's obligation to deliver the Services; or

     (b) Verio may require Qwest to obtain, on Verio's behalf, services from a third party substantially equivalent to the Services for the term of the Service Order ("alternative services"), provided, however, that Qwest shall pay to Verio the difference between the cost of the alternative services and the charges which would have been payable for the Ordered Services under this Agreement. If Qwest provisions alternative services, Qwest shall ensure that the alternative services are discontinued at Qwest's costs and replaced with Services provided by Qwest under this Agreement at such time as Qwest is able to provide such Services. If Qwest fails to obtain the alternative services within (***) days of the Availability Date, Qwest shall immediately advise Verio of the period by which Qwest believes that it will be in a position to provide the Services ("future availability date"), following which Verio may obtain alternative services. Qwest shall pay to Verio the difference between the costs of the alternative Services and the charges which Verio would have paid had Qwest provided the Services in accordance with this Agreement, provided that Verio agrees to use reasonable efforts to minimize such costs and, to the extent commercially practicable, to negotiate terms for the provision of the alternative services that will permit Qwest, at Qwest's cost, to replace the alternative services as at the future availability date with equivalent Services to be delivered by Qwest.

1.6 In the event that Verio (***) hereof, and in addition to the remedies set forth in Section 1.5, if Qwest fails to deliver (***) Services ordered by Verio under (***) Permitted Service Order, or fails to deliver (***) Services ordered under an accepted Additional Service Order, on (***) consecutive occasions or more than (***) times in any one year during the Term, the charges for which over the (***) year of the Minimum Service Term for those Services would equal or exceed (***) percent (***%) of the MAPC for the year in which the Services are ordered, then, (***)


                              Qwest Communications
                                       2


Confidential and Proprietary                                Verio Initials:____
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THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



     (***)

1.7 In addition to the remedies in Section 1.5, if Qwest fails to deliver (***) Services ordered by Verio under a Permitted Service Order, or fails to deliver one or more Services ordered by Verio under an accepted Additional Service Order, the charges for which over the (***) year of the Minimum Service Term for those Services would equal or exceed (***) percent (***%) of the MAPC for the year in which the Services are ordered, then Verio may elect, at its option either to (i) terminate the provisions of Sections 3.1 and 3.2 of Exhibit A and continue this Agreement in effect without the MAPC applying thereafter or (ii) terminate this Agreement with no further obligations to Qwest hereunder (except for the obligation to pay for any Services delivered prior to the date of termination not previously invoiced or paid), whereupon Qwest shall immediately (***).

1.8 Qwest shall make available to Verio collocation facilities in accordance with the Network Build Plan, subject to the terms and conditions of the Collocation Agreement set forth in the attached "EXHIBIT E" and subject to Qwest's commitments as at the date of this Agreement.

1.9  (***)

2.   OBLIGATIONS OF VERIO:

     Verio acknowledges that Qwest shall have no responsibility for installation, testing and operation of the Interconnection Facilities (as defined in Section 1.4 of the Service and Pricing Exhibit), and any services and equipment other than those Services specifically provided by Qwest under this Agreement.

3.   IMPLEMENTATION, NETWORK PLANNING, AND JOINT MARKETING

3.1 Within thirty (30) days of the Effective Date each party will assign a Project Manager with responsibility for ensuring coordination between the parties and implementation of this Agreement.

3.2 Qwest and Verio will jointly establish a Network Planning Team. This Network Planning Team will be responsible for developing the Network Transition Plan, which will define the key components of the timely transition of the Verio network capacity requirements onto the Qwest network. Once the Network Transition Plan has been completed, the Network Planning Team will be responsible for developing the Verio Network Evolution Plan on the Qwest network during the term of this Agreement. This Network Planning Team will meet as required, but not less than once a quarter, to develop the Verio




                              Qwest Communications
                                       3


Confidential and Proprietary                              Verio Initials:_____

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



     network evolutionary design and capacity forecast requirements. Qwest will deliver Services under this Agreement in accordance with the Network
     Build Plan which is attached hereto as Exhibit B. Qwest may amend the Network Build Plan from time to time by adding to the capacity or routes which Qwest plans to construct, but Qwest may not delete routes or capacity from a prior version of the Network Build Plan, or extend projected delivery dates. The Network Build Plan and delivery schedule reflected therein for new capacity not reflected in the prior version of the Network Build Plan shall be consistent with network build plans developed by Qwest for its other customers. Verio will have the right to order Services in accordance with the routes, service availability, and space availability information set forth in the Network Build Plan. As part of the Network Planning Team, Qwest will provide at a minimum quarterly updates of its Network Build Plan. In the event that Qwest proposes to undertake major expansions of its network, including in relation to capacity or route swaps, Qwest shall notify Verio of such expansion proposals as soon as practicable.

3.3 In the event that Verio has requirements for circuits or Services not included in the Network Build Plan, then at Verio's request, Qwest will work cooperatively with Verio to purchase off-net circuits (i.e., circuits or Services acquired by Qwest from a network operated by a third party) in order to make such circuits or services available to Verio in lieu of Services provided by use of Qwest's own network.

3.4 Qwest will use its best efforts to provide an electronic provisioning tool to Verio, as it becomes available to Qwest as part of its network facilities. Qwest and Verio will cooperate to link their respective Network Operating Centers through use of a common platform and integrated trouble ticketing systems.

3.5  (***)

3.6 The parties agree to use reasonable efforts to develop a non-exclusive joint marketing program for products and services. The joint marketing program may include linkage of brands in marketing communications, joint product development and leverage of customer relationships, as the parties may agree in writing. Qwest will grant Verio the right to incorporate the "QwestLinked(TM)" logo and brand name into any sales initiative that may become a part of any such joint marketing programs.

4.   TERM:

4.1 This Agreement shall be effective between the parties as of the Effective Date. The initial term (the "INITIAL TERM") of this Agreement shall expire fifteen (15) years from the



                              Qwest Communications
                                       4


Confidential and Proprietary                                Verio Initials:____

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

     Effective Date, unless either party earlier terminates this Agreement in the manner provided herein.

4.2 Upon the expiration of the Initial Term, the term of this Agreement shall be renewed automatically on a month-to-month basis (hereafter, the "RENEWAL TERM") unless and until an Amendment is executed by both parties extending the Renewal Term, or either party terminates this Agreement in the manner provided herein.

4.3 The Initial Term and Renewal Term are sometimes referred to together herein as the "TERM."

4.4 Notwithstanding anything to the contrary in this Section 4, if the Minimum Service Term (as set forth in Section 4.3 of the Service and Pricing Exhibit) for a particular circuit or Service extends beyond the expiration of the Term of this Agreement, then this Agreement shall continue in effect until the expiration or termination of the applicable Minimum Service Term, but only as to the circuit or Service so affected, subject to the termination rights of Qwest and Verio under Sections 1 and 8 of this Service Agreement.

5.   MINIMUM COMMITMENTS, RATES AND PAYMENTS:

5.1 Rates and charges for the Services, as well as Verio's Total Minimum Commitment and Minimum Annual Purchase Commitments to purchase Services, are set forth in the Service and Pricing Exhibit except as otherwise specifically provided in this Agreement.

5.2 Recurring charges shall be invoiced by Qwest on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. On or after the fifth business day of each month during the Term, Qwest shall issue one consolidated invoice covering all recurring charges for the current month and non-recurring charges for the previous month. If the Start of Service Date (as defined in Section 2.1 of the Service and Pricing Exhibit) for any Service falls on other than the first day of any month, the first invoice to Verio shall consist of: (1) the pro-rata portion of the applicable monthly charge covering the period from the Start of Service Date to the first day of the subsequent month, and (2) the monthly charge for the following month.

5.3 Verio shall make all payments due hereunder within thirty (30) days after the date of Verio's receipt of Qwest's invoice. If any undisputed amount due under this Agreement is not received by the due date, in addition to its other remedies available hereunder, Qwest may in its sole discretion:
     (a) impose a late payment charge of the lower of 1.5% per month and the highest rate legally permissible (such late charge shall be payable upon demand by Qwest); and/or (b) if there are three (3) or more failures by Verio in any twelve (12) month period to make payments of undisputed recurring charges in accordance with this Section 5.3 or if Verio fails to make payments when due of undisputed non-recurring charges in excess of $(***), require the prepayment of up to two (2) months of recurring charges referred to in the relevant unpaid invoices as a




                              Qwest Communications
                                       5



Confidential and Proprietary                                Verio Initials:____

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



     condition of the continued availability of the Services, which prepayment subject to Sections 1.6 and 1.7 hereof shall be held until satisfaction of the Total Minimum Commitment, or, if the Total Minimum Commitment has not been satisfied shall be held and applied against the last two (2) months of charges hereunder prior to termination of this Agreement. Notwithstanding anything in this Agreement to the contrary, no payment due hereunder is subject to reduction, set-off or adjustment of any nature by Verio, except as is specifically provided in Section 1 of this Agreement or Section 5 of the Service and Pricing Exhibit regarding Outage Credits. In no event shall the malfunction or nonoperation of Verio's Interconnection Facilities (including local access when Verio is responsible therefor) relieve Verio of its obligation to pay for the Services.

5.4  (***)

5.5 All disputes or requests for billing adjustments must be submitted in writing and submitted with payment of undisputed amounts due. Any amounts which are determined by Qwest to be in error or not in compliance with this Agreement shall be adjusted on the next month's invoice. Disputes shall not be cause for Verio to delay payment of the undisputed balance to Qwest according to the terms outlined in Section 5.3 above.

5.6 Invoices submitted to Verio by Qwest shall conform to Qwest's standard billing format and content, as modified by Qwest from time to time.

5.7 Verio shall be responsible for payment of any local, state or federal sales, excise, access or other similar surcharges imposed on or based upon the provision, sales or use of Services provided under this Agreement, unless otherwise exempt as a matter of law.

6.   EVENTS OF DEFAULT

6.1 A "DEFAULT" shall occur if: (a) Verio fails to make any undisputed payment required to be made by it under this Agreement and any such failure remains uncorrected for a period of twenty (20) business days after written notice by Qwest to Verio of the payment failure; (b) Verio fails to make a deposit which is required to be made under Section 5.3 hereof within twenty (20) business days after written notice by Qwest to Verio of the requirement for such deposit; (c) either party fails in any material respect to perform or observe any material term or obligation contained in this Agreement (other than any payment, or



                              Qwest Communications
                                       6


Confidential and Proprietary                               Verio Initials:_____

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


     deposit obligation of Verio), which failure remains uncorrected for a period of 30 calendar days after written notice from the non-defaulting party informing the defaulting party of such failure; (d) there is an Adverse Material Change (as defined Section 6.2 of this Service Agreement) in Verio's creditworthiness following the Effective Date; (e) if more than (***) percent (***%) of the Services comprised of telecommunications capacity provided to Verio hereunder chronically fail to comply with the Technical Specifications set forth in Schedule A-2 to Exhibit A hereto (with chronic failure meaning a service, facility or circuit experiencing (***) or (***) failures or more than (***) hours of Outages over any (***) consecutive day period); (f) Qwest makes a general assignment for the benefit of creditors, or a petition in bankruptcy or under any insolvency law us filed by or against Qwest and such petition is not dismissed within sixty (60) days after it has been filed; (***)

7.   REMEDIES FOLLOWING DEFAULT

7.1. If Verio is in Default under Section 6.1 (a) hereof, Qwest shall be entitled to exercise the remedies described in Section 5.3 hereof and no others. If Verio is in Default under Section 6.1 (b) hereof, Qwest may, at its election, condition its acceptance of any further Service Orders submitted by Verio following the date of such Default on Verio's curing such Default or, if Verio fails to cure such Default, providing such other assurance of payment as Qwest may require to establish assurance of payment. If a Default by Verio under Section 6.1 (b) continues uncured for a period of thirty (30) days, subject to the last sentence of this Section, Qwest may then suspend Services or terminate this Agreement by providing written notice to Verio in the manner provided in Section 8.2 below. If Verio is in default under Section 6.1 (c), and such Default would have a material adverse impact on Verio's ability to discharge its payment obligations hereunder or is a Default with respect to Section 12.1 hereof, or if Verio is in Default under Section 6.1 (d), then, in addition to its other rights and remedies under this Services Agreement or under law, Qwest may terminate this Services Agreement as provided herein. (***)

7.2 If Qwest is in Default under Section 6.1 (c) as a result of its failure to deliver Services hereunder, then Verio shall be entitled to exercise the remedies described in Sections 1.5, 1.6 and 1.7 hereof, including the right to terminate this Agreement in the events and as described in Section 1.7, or (***) If Qwest is in Default under Section 6.1 (e), then Verio shall be entitled to exercise the same remedies described in Sections 1.5, 1.6 and 1.7, as if Qwest had failed to



                              Qwest Communications
                                       7


Confidential and Proprietary                                Verio Initials:____

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


     deliver the Services that chronically failed to meet the Technical Specifications. (***)

7.3 Except as and to the extent that the rights and remedies of the parties are expressly defined or limited pursuant to Sections 7.1 and 7.2 above or
     Section 14 below, all remedies provided under this Services Agreement are cumulative and are without prejudice to any other rights or remedies that the parties may have at law or in equity.

8.   TERMINATION:

8.1 Verio may terminate this Agreement: (a) effective upon written notice to Qwest as provided in Sections 1.7 and 7.2 if Qwest is in Default hereunder; (b) effective upon thirty (30) calendar days prior written notice, if any material rate or term contained herein and relevant to the affected Services is materially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or other local, state or federal government authority; (c) effective upon thirty (30) calendar days prior written notice, with or without cause, following the expiration of the Initial Term; or (d) pursuant to Section 9.2 hereof or elect to terminate one or more Service Orders and/or terminate the provisions of Sections 3.1 and
     3.2 of Exhibit A and continue the remaining Agreement in place.

8.2 Qwest may terminate this Agreement: (a) effective upon written notice to Verio as provided in Section 7.1 if Verio is in Default hereunder; (b) effective upon thirty (30) calendar days prior written notice, with or without cause, following the expiration of the Initial Term; or (c) provided that Qwest has complied with its obligations under Section 9.4 hereof, effective immediately upon written notice to Verio if Qwest does not maintain or loses any required regulatory or other governmental authorizations to provide the Services, as described in Section 9.1 of this Agreement, without any further obligation on the part of Verio thereafter other than to meet its payment obligations hereunder for Services delivered by Qwest prior to the date of termination.

8.3 Verio may terminate the affected circuit, facility or other portion or portions of a Service Order or Service Orders upon ten (10) calendar days prior written notice following failure of performance, in the manner and subject to Sections 1.5, 10.2 of this Agreement or in the event that a Service, facility or circuit chronically (as that term is defined in Section 8.1(d) hereof) fails to comply with the Specifications. If Verio exercises its termination



Confidential and Proprietary                                Verio Initials:
                                                                           -----

                              Qwest Communications
                                       8

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REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY
FILED WITH THE COMMISSION.


     rights pursuant to this Section 8.3, the charges which would have been payable for the terminated Services for the Service Term for those Services shall be included for purposes of determining whether Verio has met its MAPC and Total Minimum Commitment pursuant to Section 3 of Exhibit A hereof.

8.4 Upon any termination of this Agreement by Verio pursuant to Section 8.1(a), any and all of Verio's remaining obligations pursuant to Exhibit A hereto shall terminate, (***) On any other termination of this Agreement by Verio pursuant to Section 8.1, (***) Should Verio exercise its right to terminate this Agreement in whole or in part pursuant to Section 8, at Verio's election, (***)

9.   GOVERNMENTAL AUTHORITY:

9.1 Each party shall fully comply with all laws, regulations and authorities relating to its business which are material to its performance under this Service Agreement, including, but not limited to, those outlined in this
     Section 9.

9.2 Verio acknowledges that the obligation of Qwest to provide the Services to Verio is subject to the receipt by Qwest of any required regulatory or other governmental authorizations. In the event that Qwest files a tariff with the appropriate regulatory agency that is in any manner inconsistent with the Terms of this Agreement, the Terms of this Agreement shall control. If Qwest chooses to apply tariff terms which are inconsistent with the Terms set forth herein, Verio may terminate this Agreement without any liability to Qwest, apart from liability for Services rendered by Qwest in accordance with this Agreement to the date of termination. Qwest acknowledges that any tariff provision which alters Verio's right to terminate this Agreement is materially inconsistent with this Agreement. Provided that Qwest has met its obligations under Section 9.3(c) hereof, Qwest reserves the right to terminate this Agreement pursuant to Section
     8.2 of this to this Agreement pursuant to Section 8.2 of this



                               Qwest Communications
                                       9


Confidential and Proprietary                                Verio Initials:____

     Service Agreement if at any time Qwest does not have or loses the required regulatory or other governmental authorizations to provide the Services.

9.3 Verio represents and warrants that: (a) Verio has received all necessary permits, licenses, approvals, grants, and charters of whatsoever kind necessary to carry out the business in which Verio is engaged; and (b) Verio has complied and does comply with all laws, regulations, orders, and statutes which may be applicable to Verio, whether local, State or Federal. From the date of this Agreement until the termination hereof, Verio agrees to operate in accordance with and to maintain current all such certifications, permits, licenses, approvals, grants, charters, and to comply with all applicable laws, regulations, orders and statutes, whether local, State or Federal. A breach by Verio of any of the representations, warranties or covenants of this Section 9.2 shall be deemed a Default hereunder, and shall allow Qwest to terminate this Agreement in the manner described in Section 8.2 of this Service Agreement.

9.4 Qwest represents and warrants that: (a) Qwest has received all necessary permits, licenses, approvals, grants, and charters of whatsoever kind necessary to carry out the business in which Qwest is engaged; (b) Qwest has complied and does comply with all laws, regulations, orders, and statutes which may be applicable to Qwest, whether local, State or Federal;
     (c) from the date of this Agreement until the termination hereof, Quest agrees to operate in accordance with and to obtain and maintain current all such certifications, permits, licenses, approvals, grants, charters, and to comply with all applicable laws, regulations, orders and statutes, whether local, State or Federal.

9.5 Notwithstanding any other provision of this Agreement, a failure by a Party to comply with its obligations under Sections 9.1, 9.3 or 9.4 shall not be deemed a Default by that Party unless the failure would have a material adverse effect on the Party's ability to perform its obligations under this Agreement.

10.  FORCE MAJEURE

10.1 Except as is provided in Section 10.2 below, neither party shall not be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, storm, extreme temperatures or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority; national emergencies, insurrections, riots, wars, or strikes, lock-outs, work stoppages or other labor difficulties; actions or inaction's of a third party provider or operator of facilities employed in provision of the Services; or any other conditions or circumstances beyond the reasonable control of Qwest which impede or affect the Services or the transmission of telecommunications services. Notwithstanding the foregoing, the following are not events of Force Majeure: fire, explosion, vandalism, fiber




                              Qwest Communications
                                       10

Confidential and Proprietary                          Verio Initials:
                                                                     -------
     optic cable cut, or the failure of a subcontractor to perform its obligations under an agreement with a Party.


10.2 If any failure of performance on the part of Qwest described in Section
     10.1 of this Service Agreement shall be: (a) for thirty (30) calendar days or less, then this Agreement shall remain in effect, but Verio shall be relieved of its obligation to pay for that portion of the Services affected for the period of such failure of performance; or (b) for more than thirty
     (30) days, then Verio may terminate only that portion of any Service Order or Service Orders related to the Services so affected, by written notice to Qwest, in accordance with Section 8.3 of this Service Agreement, in which case the charges which would have been payable in respect of the terminated Services for the Service Term applicable to those Services shall be included for purposes of determining whether Verio has met its MAPC and Total Minimum Commitment pursuant to Section 3 of Exhibit A hereof.

10.3 If the Services are unavailable to Verio as a result of any events described in Section 10.1, Verio shall be entitled to an Outage Credit under Section 5 of the Service and Pricing Exhibit.

11.  INDEMNIFICATION:

     Each party ("Indemnitor") shall defend, hold harmless, and indemnify the other ("Indemnitee") from and against all claims, demands, actions, causes of action, judgments, costs and reasonable attorneys' fees and expenses of any kind or nature for bodily injury, death, property damage, or other damages of any kind incurred by Indemnitee, its employees, or third parties arising under this Agreement due to Indemnitor's negligence or willful misconduct; except that Verio shall defend, indemnify and hold Qwest harmless from and against any claim of libel, slander, or infringement of any third party's copyright, trademark or other proprietary right if such claim is caused by Verio's transmissions using Qwest Facilities unless due to Qwest's negligence or willful misconduct.

12.  ASSIGNMENT:

12.1 Neither this Agreement nor any of Verio's rights or obligations hereunder may be sold, assigned, sublet, encumbered or transferred by operation of law or otherwise (hereafter, a "Transfer"), except (a) in the ordinary course of its business as an Internet service provider, (b) to a Verio Affiliate, (c) in connection with a sale or assignment by operation of law or otherwise of all or substantially all of Verio's assets, without the prior written consent of Qwest, which will not be unreasonably withheld or
     (d) in connection with a transfer to or enforcement by a secured creditor by way of security (each a "Permitted Transfer"). Any Transfer by Verio other than a Permitted Transfer without Qwest's prior written Consent shall entitle Qwest, at its option, to: (x) consider the Transfer void; (y) consent to the Transfer, and thereafter hold any transferee(s) liable hereunder; or (z) terminate this Agreement upon delivering written notice to Verio. Subject to the




                              Qwest Communications
                                       11

Confidential and Proprietary                          Verio Initials:
                                                                     ---------

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


     foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns. (***) In all other cases, Qwest may transfer, assign or otherwise in any manner encumber this Agreement and its rights and obligations hereunder without the need to obtain Verio's prior consent.

13.  TITLE:

     (***) Verio expressly disclaims any right, title, perpetual right of use or any other interest in or to any equipment or property used or supplied by Qwest under this Agreement.

14.  WARRANTIES AND LIMITATION OF LIABILITY:

14.1 Qwest warrants (a) that the Services shall be provided to Verio and shall operate in accordance with prevailing telecommunications industry standards (hereinafter the "TECHNICAL STANDARDS") and the Specifications set forth in Exhibit A hereof. If Verio determines that the Services are not being provided in accordance with the Technical Standards and the Specifications (hereinafter, a "DEFECT" or "DEFECTS"), Qwest shall use commercially reasonable best efforts under the circumstances to conform the Services to the Technical Standards, and (b) the Services and any that all components of any systems/product utilized or relied upon by Qwest to perform the Services, are designed to be used prior to, during and after the calendar year 2000 AD, and that the Services and the systems/product will operate during each such time period without error or interruption relating to date data, including without limitation, any error or interruption relating to, or the product of, date data which represents or references different centuries or more than one century, or leap year, in any level of any systems/product hardware or software, including, without limitation, microcode, firmware, application programs, user interfaces, files and databases.

14.2 THE WARRANTIES CONTAINED IN SECTION 14.1 OF THIS SERVICE AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. QWEST HEREBY SPECIFICALLY DISCLAIMS ANY LIABILITY TO CUSTOMER FOR INTERRUPTIONS AFFECTING THE SERVICES FURNISHED HEREUNDER WHICH ARE ATTRIBUTABLE TO CUSTOMER'S INTERCONNECTION FACILITIES (AS DEFINED IN SECTION 1.4 OF THE SERVICE AND PRICING EXHIBIT) OR TO CUSTOMER'S EQUIPMENT FAILURES, OR TO CUSTOMER'S BREACH OF THIS AGREEMENT.



                              Qwest Communications
                                       12

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


14.3 APART FROM CLAIMS ARISING UNDER SECTION 15 HEREOF, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES OR EMPLOYEES OR TO ANY THIRD PARTY FOR ANY LOSS OF PROFIT OR REVENUE, OR FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR OR ADDITIONAL DAMAGES, WHETHER INCURRED OR SUFFERED AS A RESULT OF UNAVAILABILITY OF FACILITIES OR SERVICES, INCORRECT OR DEFECTIVE TRANSMISSIONS, PERFORMANCE, NON-PERFORMANCE, TERMINATION, BREACH, OR OTHER ACTION OR INACTION UNDER THIS AGREEMENT, OR FOR ANY OTHER REASON, EVEN IF THAT PARTY IS ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE;

14.4 Verio acknowledges that Qwest has no ability to independently test or maintain Services between off net cities. Consequently, if Qwest provides such Services, then notwithstanding anything in this Agreement to the contrary, Qwest's entire duty with respect to such Services shall be to use its best efforts to test and maintain such Services in accordance with Qwest's Specifications.

15.  NON-DISCLOSURE AND PUBLICITY:

15.1 The parties acknowledge that the Mutual Non-Disclosure Agreement dated October 31, 1997 ("NDA"), currently in effect between Verio and Qwest, remains in full force and effect, and that this Agreement and all information related hereto constitutes Proprietary Information as defined therein. The parties further acknowledge and agree that all "Proprietary Information," as defined in the NDA, disclosed in the course of their discussions concerning this Agreement shall be subject to the terms of that agreement. Notwithstanding the foregoing, the parties shall not be precluded from confidential discussions with their respective stockholders, key employees, legal counsel, accountants, banks and other agents, who are subject to a duty of confidence in relation to the Proprietary Information which duty is not inconsistent with the terms of the NDA and this Agreement, as reasonably deemed necessary by each party, respectively, in order to facilitate the transactions contemplated hereby. By its execution hereof, Qwest Communications International, Inc. hereby agrees that it shall be and hereby is bound by all of the agreements and obligations of Qwest under the NDA, as if it was a direct party thereto.

16.  ARBITRATION:

16.1 The parties shall endeavor to equitably settle all disputes arising out of or related to this Agreement in an informal manner and in good faith. If after good-faith negotiations the Parties still are unable to resolve the dispute, then either Party may escalate resolution of the dispute to mediation under the auspices of JA.M.S/ENDISPUTE. If the dispute is not resolved in this manner, either Party may pursue its remedies in a court of law.



                              Qwest Communications
                                       13

16.2 The parties hereto agree that a prevailing party shall be entitled to recover all reasonable costs and expenses (including all reasonable attorney's fees and disbursements) of such court proceedings, as well as all cost for said proceeding. Such prevailing party shall also be entitled to reasonable attorney's fees and costs incurred in enforcing a judgment of the court separately from and in addition to any other amount included in such judgment. This Section 16.3 shall be severable from the other provisions of this Service Agreement and shall survive and not be merged into any such judgment.

17.  USE OF SERVICES:

17.1 Verio shall use and permit the use of the Services provided by Qwest hereunder solely in connection with Verio's provision of Services to Verio's Affiliates or provision by Verio or Verio's Affiliates to third parties of Internet-based services or data services, and not for the provision of voice telephone services not using Internet protocol
     (directly or through an Affiliate, reseller or other third party). Qwest's obligation to provide the Services specified herein is conditioned upon Verio using commercially reasonable best efforts to ensure that the Services are not used for any unlawful purpose or in violation of any governmental regulations or authorizations as outlined in Section 9 of this Service Agreement.

18.  MISCELLANEOUS:

18.1 Verio shall execute such other documents, provide such information and cooperate with Qwest, all as may be reasonably required by Qwest in connection with providing the Services.

18.2 Neither this Agreement, nor the provision of Services hereunder, shall constitute, create, give effect to or otherwise recognize a joint venture, partnership, or business entity of any kind, or result in a joint communications service offering to any third parties, and the rights and obligations of the parties will be limited to those expressly set forth herein. Nothing herein will be construed as providing for the sharing of profits or losses arising out of the efforts of the parties hereto.

18.3 The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this Agreement shall not constitute a waiver of any term or condition of this Agreement.

18.4 Subject to Section 16 of this Service Agreement, in the event suit is brought or an attorney is retained by either party to enforce the terms of this Agreement or to collect any moneys due hereunder or to collect money damages for breach hereof, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.



                              Qwest Communications
                                       14

Confidential and Proprietary                                Verio Initials:____

18.5 Verio acknowledges that at least part of the Services are or will be provided through a Qwest "NETWORK MANAGEMENT CENTER" located in Denver, Colorado. Accordingly, this Agreement shall be construed under the laws of the State of Colorado without regard to its choice of law principles. Except as is provided in Section 16 of this Service Agreement, venue and jurisdiction shall lie exclusively with the District Court in the City and County of Denver.

18.6 No subsequent agreement concerning the Services or modification to this Agreement shall be binding upon the parties unless it is made in writing by an authorized representative of Verio and an authorized Representative of Qwest Communications at its headquarters in Denver, Colorado.

18.7 If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement, and the Verio and Qwest agrees to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

18.8 The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall survive the completion of performance and termination of this Agreement, including, without limitation, the making of any and all payments due hereunder.

18.9   Words having technical or trade meanings shall be so construed.

18.10 All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be given by: (a) hand delivery; (b) first-class registered or certified mail with postage prepaid; (c) overnight receipted courier service, or (d) telephonically confirmed facsimile transmission, which notice is addressed to the party at the address set forth below, or such other address as may hereafter be designated in writing by the party. Notices given in accordance with this Section shall be effective upon receipt or when receipt is refused.

       All notices to Qwest shall be addressed to

               Qwest Communications Corporation
               555 17th Street, Suite 1000
               Denver, Colorado 80202
               Facsimile: (303) 291-1724
               Phone: (303) 291-1400
               Attn.: Carrier Contracts Admin.




                              Qwest Communications
                                       15


Confidential and Proprietary                                Verio Initials:____

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



       All notices to Verio shall be addressed to:

              Verio, Inc.
              8005 S. Chester Street, Suite 200
              Englewood, Colorado 80112
              Facsimile, 303-792-5621     Phone: 303-645-1903
              Attn.: Mr. Chris DeMarche
              Copy to: Carla Hamre Donelson, Esq.
              At the above address
              Facsimile: 303-708-2494     Phone: 303-645-1908

       The addresses set forth may be changed by appropriate notice to the other party.

18.11 This Agreement, including its schedules and exhibits incorporated herein by reference, together with (*) executed concurrently herewith and the NDA comprises the complete and exclusive statement of the agreement of the parties concerning the subject matter hereof, and supersedes all previous statements, representations, and agreements concerning the subject matter hereof. In the event of any conflict between the provisions of this Agreement and the terms of any Service Order(s) issued and accepted hereunder or any exhibits hereto, the conflict shall be resolved by reference to said documents in the following order of priority of interpretation (except as is otherwise specifically provided in this Agreement or in any exhibits): (a) any exhibit, with reference to the same in order of attachment to this Agreement; (b) this Agreement; and (c) any Service Order(s). Notwithstanding the foregoing, no provision or term of any Service Order or exhibit shall be a part of this Agreement or binding on Qwest or Verio unless and until such Service Order or document has been executed by authorized representatives of Qwest and Verio.

DATED as of the first date written above.


                            VERIO, INC.:

                                 By: /s/ CHRIS DEMARCHE
                                    --------------------------------------
                                      Name: Chris DeMarche
                                      Title: Chief technical Officer

                                      Date: 3/31/98


                            QWEST COMMUNICATIONS CORPORATION:

                                 By: /s/ GREGORY M. CASEY
                                    --------------------------------------
                                      Name: Gregory M. Casey
                                      Title: Sr. Vice President, Carrier Markets

                                      Date: 3/31/98






                              Qwest Communications

                                    EXHIBITS

         Exhibit A:       Service and Pricing Exhibit

                          Schedules to Exhibit A
                          ----------------------

                          "A-1" Interval Guidelines
                          "A-2" Technical Specifications
                          "A-3" Maintenance Policy

         Exhibit B:       Service Order Form
         Exhibit C:       Qwest Network Build Plan

         Exhibit D:       SONET Protection Availability

         Exhibit E:       Collocation Agreement
           (*)                      (*)



                              Qwest Communications
                                       1
Confidential and Proprietary                           Verio Initials:__________

                                   EXHIBIT A
                                       TO
                              QWEST COMMUNICATIONS
                        CAPACITY AND SERVICES AGREEMENT

                          SERVICE AND PRICING EXHIBIT

         This Service and Pricing Exhibit (this "SERVICE AND PRICING EXHIBIT") is made as of March 31, 1998 with respect to Service Agreement No._____, (the "AGREEMENT") by and between Qwest Communications Corporation, a Delaware corporation ("QWEST"), and Verio Inc, Delaware corporation ("VERIO"),

1.       QWEST SERVICES:

1.1 During the Term of the Agreement, Qwest will provide to Verio the Service or Services requested by Verio in a Permitted Service Order or a Service Order otherwise accepted by Qwest.

1.2 Qwest shall deliver each Service to be provided under a Permitted Service Order, or under an Additional Service Order which has been accepted by Qwest, on or before the Availability Date stated in the Permitted Service Order or Additional Service Order for that Service. Services shall be delivered in compliance with the specifications attached as Schedule A-2 to this Exhibit A (the "Specifications") which may not be amended without Verio's consent, such consent not to be unreasonably withheld.

1.3 At each end of the city pairs (the "CITY PAIRS") on which Verio orders Services, Qwest shall provide, at Qwest's cost, appropriate equipment in its terminal locations necessary to connect the Services to Verio's Interconnection Facilities (as defined in Section 1.4 of this Service and Pricing Exhibit). Qwest hereby grants Verio the right to acquire leased floor space in Qwest terminals for the purpose of collocation of Verio equipment, subject to site specific space availability and mutual agreement upon the applicable charges and other terms, which shall be reflected in a written Collocation Agreement in the form of Exhibit E hereof. Verio will be permitted to participate in the planning process for the building out of collocation space and is hereby granted a right of first refusal for terminal space available from Qwest, subject to Qwest's other obligations regarding such space existing on the date hereof.

1.4 Verio agrees that Verio's Interconnection Facilities shall connect to the Services provided by Qwest hereunder at the network interface points located in the Qwest terminals and defined in the Specifications (as defined in Section 2.1 of this Service and Pricing Exhibit). As used herein, the term "INTERCONNECTION FACILITIES" shall mean transmission capacity provided by Verio or its third party supplier to extend

                              Qwest Communications
                                       2
Confidential and Proprietary                            Verio Initials:_________

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


         the Services provided by Qwest from a Qwest terminal to any other location (e.g., a local access telephone service provided by a local telephone company).

1.5 Qwest shall use reasonable efforts to order Interconnection Facilities on behalf of Verio from Verio's designated supplier, provided that Verio furnishes Qwest with an acceptable letter of agency. Verio shall be billed directly by the supplier of such Interconnection Facilities, and shall hold harmless and indemnify Qwest from any loss or liability incurred by Qwest as a result of Qwest's ordering Interconnection Facilities from any third party. Verio may, at its election, but subject to Qwest's prior written approval, order its own Interconnection Facilities. Qwest will make available to Verio at Qwest's cost, subject to availability of facilities, Interconnection Facilities which Qwest may have in place with local exchange carriers and which are in excess of Qwest's own requirements. If any party other than Qwest provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Verio's obligation to pay Qwest all Rates or charges applicable to the Services, whether or not such Services are useable by Verio.

2.       START OF SERVICES:

2.1 Start of service for each Service (the "START OF SERVICE DATE") shall begin on the date on which Verio accepts delivery of such Service. If Verio fails to give written notice that the Service is in material non-compliance with the Specifications within five (5) business days after notification to Verio by Qwest that the Service is available, Verio shall be deemed to have accepted such Service, and the Start of Service Date shall commence as of the fifth day following such notification by Qwest. Following notice by Verio of material non-compliance as set forth above, Qwest shall promptly take such reasonable action as is necessary to correct any such non-compliance in the Service and shall, upon correction, notify Verio of a new Start of Service Date.

2.2 Notwithstanding anything in Section 2.1 of this Service and Pricing Exhibit to the contrary, Verio may delay the Start of Service Date for any Service for up to thirty (30) days from Qwest's Availability Date by written notice to Qwest at least seventy-two (72) hours prior to any applicable Availability Date.



                              Qwest Communications
                                       3

Confidential and Proprietary                           Verio Initials:__________

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

3.       MINIMUM COMMITMENTS AND RATES:

3.1 Set forth below is each of Verio's minimum annual purchase commitments ("MAPC"), payable in each of the first seven (7) years of the Initial Term of this Agreement commencing on the Effective Date, and which total One Hundred Million Dollars ($100,000,000.00) (the "Total Minimum Commitment"), Commencing February 25, 1998, all payments by Verio to Qwest or any affiliate of Qwest for services, facilities or products used by Verio, including services, facilities or products which are provided pursuant to this Agreement and/or any other agreement between Qwest or an affiliate of Qwest and Verio, together with payments to third party providers under Section 1.5 of the Agreement and any credits toward the MAPC as provided for in the Agreement, shall be included in determining whether Verio has satisfied its MAPC.

                   Minimum Annual Purchase Commitments (*)

               Year 1   Year 2  Year 3   Year 4  Year 5   Year 6  Year 7
               ------   ------  ------   ------  ------   ------  ------

               (*)      (*)     (*)      (*)     (*)      (*)     (*)

3.2      (***)

3.3      (***)


                              Qwest Communications
                                       4
Confidential and Proprietary                           Verio Initials:__________

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                    (***)

3.4                                 (***)

3.5 Qwest shall provide the Services at the rates (the "RATES") set forth in this Section 3 (exclusive of all sales, use, commercial or other taxes, surcharges or license fees) or such lower rates as are determined in accordance with Section 3.7 hereof. The Rates for each Service include certain Monthly Recurring and Non-Recurring charges, all as defined in this Section 3. The Rates vary depending on whether the Services are (***). Finally, the rates vary depending upon the Tier usage level in effect during each given month of the Term. The Rates are as follows:

                       (a)   MONTHLY RECURRING CHARGES:

              MONTHLY RUN RATE
           FOR ALL QWEST SERVICE
                 (***)                         (***)    (***)      (***)      (***)
         -------------------------            ------    ------     ------    ------
  TIER 1  LESS THAN (***)                    $ (***)    $ (***)   $ (***)    $ (***)
  TIER 2  (***)                              $ (***)    $ (***)   $ (***)    $ (***)
  TIER 3  GREATER THAN (***)                 $ (***)    $ (***)   $ (***)    $ (***)

                 After accepting Service Orders for Services that, taken together with all other existing Services being then provided by Qwest, an affiliate of Qwest or a third party provider, result in a monthly total of billed Rates in a (***), the prices for all new and existing Services shall be adjusted as of the next billing cycle to reflect the new (***).

                       (b)   NON-RECURRING CHARGES:

                 A Non-Recurring Installation Charge of (***) per point-to-point (***) (or Equivalent) shall apply. (***)


                              Qwest Communications
                                      5
Confidential and Proprietary                           Verio Initials:__________

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                           (c)     OTHER CHARGES:


                 In addition to the foregoing Rates, Verio shall pay to Qwest the following additional charges, as applicable, including any and all recurring charges imposed on Qwest for the handling of calls under this agreement:

                           (i)      WAIVED CHARGES:

                                     (***)


                          (ii)     OTHER MONTHLY RECURRING CHARGES:




                                     (***)



                         (iii) OTHER NON-RECURRING CHARGES




                                     (***)




                              Qwest Communications
                                      6
Confidential and Proprietary                           Verio Initials:__________

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                     (iv)     OTHER MISCELLANEOUS CHARGES:

         (***)

3.6 The Rates set forth in this Section 3 shall be in effect for the entire Term of this Agreement, subject to such downward adjustment, if any, as may result from the application of Section 3.7 of this Service and Pricing Exhibit.

3.7      (***)

4.       FACILITY-SPECIFIC MINIMUM SERVICE TERM:

4.1 Subject to Qwest performing its obligations under the Agreement and this Service and Pricing Exhibit, and subject to Verio's remedies under Sections 1.4, 1.5, 8.1 and 8.3 of the Agreement, Verio acknowledges that the Rates and charges described in Section 3 of this Service and Pricing Exhibit are based on the commitment of Verio to each MAPC and to the Total Minimum Commitment. In addition, the Rates are based on Verio's agreement to utilize each of the specific circuits, facilities, or other Services provided by Qwest for a specified minimum period of time. Therefore, notwithstanding anything in this Agreement to the contrary, Verio shall be liable for and shall pay to Qwest all Rates, fees and charges which accrue under this Agreement for each circuit, facility, or identifiable component of any Service or portion thereof for the entire Minimum Service Term (as defined in Section 4.2 of this Service and Pricing Exhibit), regardless of whether or not Verio utilizes all or any part of such circuit, facility, or Service during all or any part of the Minimum Service Term applicable to such Service, except as is set forth in
         Section 4.3 of this Service and Pricing Exhibit.

4.2 The "MINIMUM SERVICE TERM" for each circuit or other component of Service shall be (***) months.

                              Qwest Communications
                                      7
Confidential and Proprietary                           Verio Initials:__________

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

4.3 Notwithstanding anything in this Agreement to the contrary, Verio's obligation to pay all Rates, fees and charges which accrue under this Agreement for each Service for the entire Minimum Service Term applicable to each such Service shall terminate, as each such Service, if this Agreement is terminated during the Minimum Service Term which pertains to each such Service: (a) by Verio, pursuant to Sections 8.1 of the Agreement,; or (b) by Qwest, pursuant to Section 8.2(b) or (c) of the Service Agreement.

5.       OUTAGES:

5.1 Verio acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Service or Services are "unavailable" (as defined in Sections 2.2 or 2.3 of Schedule A-2 to this Exhibit A) (hereafter an "Outage"). In the event of an Outage, Verio shall be entitled to a credit (the "Outage Credit") determined according to the following formula:

         (***)

5.2      (***)

5.3      (***)

5.4      (***)


                              Qwest Communications
                                      8
Confidential and Proprietary                           Verio Initials:__________
         month shall not exceed the amount payable by Verio to Qwest for that same month for such Service.

5.5 In the event of an unscheduled Outage, Qwest will use commercially reasonable best efforts to restore Services to a level that accords with the service quality set forth in the Specifications.



                              Qwest Communications
                                      9
Confidential and Proprietary                           Verio Initials:__________

SCHEDULE A-1 TO EXHIBIT A


                    STANDARD & EXPEDITE INTERVAL GUIDELINES

These are the standard order intervals for domestic services on Qwest Owned Fiber Optic Network ("On-Net" services). If you have any questions regarding the interval process, please contact your Sales Director.


                                              TOTAL SERVICE INTERVAL IN
                                                    CALENDAR DAYS

         SERVICE TYPE                          STANDARD         EXPEDITE
         OPTICAL:
         POP TO POP (OC-3)                     28               ICB
         POP TO POP (ALL OTHERS)               ICB              ICB
         LOA PROVIDER                          ICB              ICB
         LEC TO LEC                            ICB              ICB
         CAP TO CAP                            ICB              ICB
         CAP TO LEC                            ICB              ICB
         CROSS CONNECTS                        ICB              ICB

         DS-3:
         POP TO POP                            15               ICB
         LOA PROVIDED                          15               ICB
         LEC TO LEC                            22               ICB
         CAP TO CAP                            22               ICB
         CAP TO LEC                            22               ICB
         CROSS CONNECTS                        8                ICB

         DS-1:
         POP TO POP                            12               ICB
         LOA PROVIDED                          12               ICB
         LEC TO LEC                            20               ICB
         CAP TO CAP                            20               ICB
         CAP TO LEC                            20               ICB
         CROSS CONNECTS                        8                ICB

         ALL INTERVALS ARE SUBJECT TO NETWORK CAPACITY AND LEC FACILITY AVAILABILITY. SHOULD OFF-NET CAPACITY BE REQUIRED, INTERVALS WILL BE DETERMINED ON AN ICB BASIS. QWEST DOES NOT GUARANTEE OFF-NET CAPACITY AND PERFORMANCE.

         "ICB" means "Individual Case Basis"
         "POP TO POP" means Qwest controls CFA.
         CAP's: No optical interface anywhere except with MFS & TCG in Los Angeles. Equipment Plug-ins: Add 2 days.

================================================================================
                            Qwest Communications
                                     10
Confidential and Proprietary                           Verio Initials:__________

SCHEDULE A-2 TO EXHIBIT A
TO
QWEST COMMUNICATIONS CAPACITY AND SERVICES AGREEMENT

TECHNICAL SPECIFICATIONS

1.       INTERCONNECT SPECIFICATIONS:

1.1      The customer interconnection point of DS-1 & DS-3 signals at the Qwest
         (SPT) location will be at an industry standard (DSX-1) & (DSX-3) digital cross-connect panels and will be referred to as Qwest Network Interface in this document.

1.2 The DS-1 & DS-3 signals terminating at the Qwest digital cross-connect panels will meet the electrical specifications as defined in AT&T Compatibility Bulletin (CB) No. 119, Issue 3, October, 1979.

1.3 The Qwest Digital Network will be compatible with the Bell System hierarchical clock synchronization methods and stratum levels as described in Bellcore Technical Advisory (GR436-Core).

1.4 Verio equipment must also meet the interconnect specifications listed above and shall comply with jitter requirements of AT&T Technical Reference PUB 63411.

2.       PERFORMANCE STANDARDS.

2.1 DSI, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuit performance will be measured using two parameters: Availability and Error-Free Seconds.

         The following assumptions apply to the derived data:

         * The circuits originate and terminate on the SONET OC-48 backbone
         * High speed protection switching: 1 for N, where N=2
         * MTTR for SONET equipment: 2 hours
         * MTTR for fiber optic cable: 12 hours (Bellcore Standard)
         * Cable cut rate: 4.39 /year/1,000 sheath miles (Bellcore Standard) The system includes three (3) DCS in Los Angeles, Sacramento, and San Jose (although not all circuits are routed through the DCS, they are included in all the calculations)

2.2 Availability is a measure of the relative amount of time during which the circuit is available for use. According to CCITT and ANSI definitions, unavailability begins when the Bit Error Ratio (BER) in each second is worse than 1.0 E-3 for a period of 10 consecutive seconds.

                              Qwest Communications
                                     11
Confidential and Proprietary                           Verio Initials:__________

         INTER OFFICE CHANNEL (IOC): An Inter Office Channel refers to the Qwest Communications network between the points of presence (POP).

         OPTICAL CARRIER LEVEL 1 (OC-1): The optical signal that results from an optical conversion of an electrical STS-1 signal (51.840 Mb/s). This signal forms the basis of the interface.

            OC-3: Optical Carrier level 3 signal operating at 155.520 Mb/s.

            OC-12: Optical Carrier level 12 signal transmitting at 622.080 Mb/s.

            OC-48: Optical Carrier level 48 signal transmitting at 2488.32 Mb/s.

         POINT OF PRESENCE (POP): A physical location where a long distance carrier terminates lines before connecting to the local exchange carrier, another carrier, or directly to a customer.

2.3 The availability objective for all circuits between Qwest Network Interface points specified above is to provide performance levels over a 12 month period as follows:

                          DS1, DS3, OC-3, OC-12
                          OC-48, OC-3c, OC-12c,
         V&H MILES        AND OC-48c
         ---------        ---------------------
         0-2500           99.999%
         2501-4000        99.998%

         This excludes any customer provided access links to the Qwest digital network.

2.4 Error-Free Seconds (EFS) and Error Seconds (ES) are the primary measure of error performance. An Error-Free Second is defined as any second in which no bit errors are received. Conversely, an Error Second is any second in which one or more bit errors are received.

3. SONET: Synchronous Optical Network is a family of optical transmission rates and interface standards allowing internetworking of products from different vendors. Base optical rate is 51.840 Mb/s. Higher rates are direct multiples.

         SONET TRANSPORT: Services associated with carrying OC-1 or higher level signals.

         SYNCHRONOUS TRANSPORT SIGNAL LEVEL 1 (STS-1): The basic logical building block electrical signal with a rate of 51.840 Mb/s.

                              Qwest Communications
                                     12
Confidential and Proprietary                           Verio Initials:__________

         SYNCHRONOUS TRANSPORT SIGNAL LEVEL N (STS-N): This electrical signal is obtained by byte interleaving N STS-1 signals together, The rate of the STS-N is N times 51.840 Mb/s.

         TERMINATING MULTIPLEX (TM): Provides the multiplex functions for multiplexing and demultiplexing between the DS1 or higher signal level and the SONET OC-N level.

4. ACCEPTANCE CRITERIA. The acceptance criteria for DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuits between Qwest Network Interface points is to provide the performance levels reflected in
         Section 2.3 of this Schedule A-2 during a 60 minute test period. lf no errors are observed during the first 15 minutes of the test, the facility may be considered acceptable. Access connections to customer location will be tested in accordance with Bell Publication 62508.

                              Qwest Communications
                                     13
Confidential and Proprietary                           Verio Initials:__________

SCHEDULE A-3 TO EXHIBIT A

                            QWEST MAINTENANCE POLICY

PURPOSE

The Purpose of this document is to provide guidelines for maintenance activity performed on the Qwest network.

OVERVIEW

Any work that has the potential of causing a service disruption to customer traffic must be scheduled in advance per the maintenance notification guidelines (next page). Additionally, the work must be scheduled to be performed during a maintenance window as outlined below.

I.   MAINTENANCE WINDOWS:  FRIDAY:   12:00 Midnight until 6:00 Saturday Morning.
                           SATURDAY: 12:00 Midnight until 6:00 Sunday Morning.
                           SUNDAY:   12:00 Midnight until 5:00 Sunday Morning.

II.  EXEMPT PERIODS:  Routine maintenance will not normally be approved to occur during holiday weekends, including "Mothers day", or during the period from Thanksgiving weekend through the first week of January.

III. Typical maintenance not authorized outside of the "maintenance window."

         1) Power work: When connecting power equipment, or cabling to existing power systems, or when modifying existing power systems.

         2) Software upgrade: Software upgrades to DCS, Sonet, or Switching Systems.

         3) Loss of redundancy: Maintenance that will cause the loss of protection in DCS, Sonet, or Switching Systems.

         4) Fiber: Splicing within an existing fiber cable that is carrying live traffic, or that carries customer fibers.

         5) Splice tray: Work to be performed in a fiber splice tray that has "working" fibers, must normally be performed during the "maintenance window." Exceptions may be approved by the FOPs and NMC directors.

         6) DSX-3 Panels: Changes, re-cabling, or patch changes on the "back-side" of a DSX-3 panel must be scheduled to occur during the maintenance window.


                              Qwest Communications
                                     14
Confidential and Proprietary                            Verio Initials:_________

ESCALATION AND CONTACT LIST

      24 Hours Response               "HOT-LINE"       800-776-7372
      SPECIALIST ON DUTY              DIRECT LINE      303-291-1631
      Network Management Center       FACSIMILE        303-291-1762

                              1st Level Escalation

"ON-DUTY" SUFERVISOR
                          Network Management Center

                            2nd Level Escalation
                                  KIM HICKS
                     Manager - Network Management Center
                              OFF# 303-291-1582
                              PGR# 888-712-1979
                             CELL# 303-907-0330
                           E-MAIL KHICKS@QWEST.NET

                            3rd Level Escalation
                                 JIM THORNBY
                    Director - Network Management Center
                              OFF# 303-291-1446
                              PGR# 888-712-1981
                             CELL# 303-748-1987
                          E-MAIL JTHORNBY@QWEST.NET

        ESCALATION TO VP OPS/NMC.........THROUGH MANAGER OR DIRECTOR

                            4th Level Escalation

MIKE HENIGAR
                      Vice President - Network Services
                              OFF# 303-382-5708
                              PGR# 888-284-1741
                          E-Mail MHENIGAR@QWEST.NET

          ESCALATION BEYOND 4TH LEVEL..........THROUGH V.P. OPS/NMC

TROUBLE TICKET PRIORITIZATION

A Network Management Service Representative will assign a priority to each reported trouble, based on the following guidelines:

                              Qwest Communications
                                     15
Confidential and Proprietary                           Verio Initials:__________

PRIORITY 1:
         * Dedicated location account with greater than or equal to 50% of total service out-of-service
         *    International country isolation
         *    Inability to complete to a single or multiple NPA's
         * Private line data circuit outage, loss of customer DS3, or service impairing degradation
         * Switched access location greater than 50% of total service-out-of-service
         * Event outage (fiber cut, equipment failure, natural disaster, etc,)

PRIORITY 2:

         *    Chronic quality problems
         *    Switched access connectivity problems
         *    Dial-up data/Fax quality or connectivity problems
         *    Technical assistance

PRIORITY 3:

         *    Trended problems not meeting Priority 1 or 2 criteria
         *    Single non-circuit-specific quality problems

PRIORITY 4:

         *    Informational tickets

Escalation Objectives

                      Qwest Internal Escalation Intervals

  Management             Priority 1       Priority 2
    Level                Referral +

1 - Supervisor            1 Hour            8 Hours
2 - Manager               2 Hours          16 Hours
3 - Director              4 Hours          32 Hours
4 - Vice President        8 Hours          40 Hours

  MANAGEMENT             PRIORITY 3       PRIORITY 4
    LEVEL               (REFERRAL +)      (REFERRAL+)

1 - Supervisor            24 Hours           N/A
2 - Manager               48 Hours           N/A
3 - Director              96 Hours           N/A

                              Qwest Communications
                                     16
Confidential and Proprietary                           Verio Initials:__________

                                                                       EXHIBIT B
                                                                CARRIER SERVICES
                                                    PRIVATE LINE - SERVICE ORDER
[QWEST LOGO]

Customer Order Number: _________________

Order Date: _______  Requested Availability Date: _______  Sales Person: _______

                              BILLING INFORMATION

Function Code: / / New  / / Change  / / Revision  / / Supplement  / / Disconnect

Expedite:      / / Yes       / / No - Customer Initial __________

Contract Term: / / 12 M  / / 24 M  / / 36 M  / / 48 M  / / 60 M

Customer Name: _____________________________________   Cust. #: _______________

Billing Address: ______________________________________________________________

City: _____________________ State: __________________ Zip: ____________________

Billing Contact: ____________________ Phone: ______________ Fax: ______________

Order Contact: ______________________ Phone: ______________ Fax: ______________

                              SERVICE INFORMATION

Service      V&H           City             City             Qty.
 Type                   Originating      Terminating
-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------


Unit MRC           Total MRC            Unit NRC            Total NRC
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

      ORIGINATING ACCESS TYPE                  TERMINATING ACCESS TYPE

Access: / / Cust. Ordered (CFA/LOA)       Access: / / Cust. Ordered (CFA/LOA)
        / / QCC Ordered                           / / QCC Ordered

Site: _____________________________       Site: _____________________________

Address:___________________________       Address:___________________________

City: ______ State: ____ Zip:______       City: ______ State: ____ Zip:______

Ops. Contact:________ Phone:_______       Ops. Contact:________ Phone:_______

Alternate: _________ Phone:________       Alternate: _________ Phone:________

Access Provider: __________________       Access Provider: __________________

QCC requires 5 working days from          QCC requires 5 working days from
receipt of DLR to complete circuit        receipt of DLR to complete circuit
installation.                             installation.

Special Remarks/Comments: ________        Special Remarks/Comments: ________

__________________________________        __________________________________

                              SIGNATURE / APPROVAL

This Service Order is subject to and governed by the terms and conditions set forth in the s Capacity and Services Agreement between QCC and Customer. Your signature acknowledges that you have read, understand and accept such terms and conditions and that you are duly authorized to execute and deliver this Service Order. This Service Order shall not become a valid and binding obligation of Qwest unless so provided under the Capacity and Services Agreement or until this Service Order has been executed by an authorized representative of Qwest.

For Customer By: _____________________    For Qwest By: _______________________

Signature: ___________________________    Signature: __________________________

Title: _______________________________    Title: ______________________________

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REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY
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                                   EXHIBIT C
                              QWEST COMMUNICATIONS
                            SERVICE READY POP REPORT

Current on: 3/25/98

(***)


Qwest Confidential                   Page 1

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REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY
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                              Qwest Communications
                            Service Ready POP Report

Current on: 3/25/98

(***)

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                              QWEST COMMUNICATIONS
                            SERVICE READY POP REPORT

Current on: 3/25/98

(***)

Qwest Confidential

                                     Page 3
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                              QWEST COMMUNICATIONS
                            SERVICE READY POP REPORT

CURRENT ON:  3/25/98

                                     (***)

                              QWEST COMMUNICATIONS
                            SERVICE READY POP REPORT

     Current on:         3/25/98
                    ------------------


(***)


QWEST CONFIDENTIAL                  Page 5
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                              QWEST COMMUNICATIONS
                            SERVICE READY POP REPORT


Current on:     3/25/98
             ---------------


                                     (***)




Qwest Confidential                  Page 6

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                              QWEST COMMUNICATIONS
                            SERVICE READY POP REPORT


     Current on:    3/25/98
                -------------------



                                     (***)

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                              QWEST COMMUNICATIONS
                            SERVICE READY POP REPORT

     CURRENT ON:    3/25/98


                                     (***)



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                            QWEST COMMUNICATIONS
                          SERVICE READY POP REPORT



Current on:    3/25/98

                                     (***)

                                   EXHIBIT D

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                                     (***)



                                    [Page 1]

                                   EXHIBIT E

                          COLLOCATION LICENSE AGREEMENT
                                  (Caged Space)

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REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY
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                                     (***)

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                                     (***)

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                                     (***)

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                                     (***)

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                                     (***)

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                                     (***)

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                                     (***)

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                                     (***)

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                                     (***)

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                                     (***)

                   ATTACHMENT TO COLLOCATION LICENSE AGREEMENT
                               THE EQUIPMENT SPACE

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                                   EXHIBIT F

                                     (***)



                                    [Page 1]

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                                    [Page 2]

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                                    [Page 3]

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
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                                     (***)


                                    [Page 5]

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
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